UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/15

Item 1. Reports to Stockholders.

Annual Report
December 31, 2015

Templeton Dragon Fund, Inc.

Franklin Templeton Investments

Contents
Annual Report
Templeton Dragon Fund, Inc	2
Performance Summary	6
Important Notice to Shareholders	7
Consolidated Financial Highlights and
Consolidated Statement of Investments	8
Consolidated Financial Statements	13
Notes to Consolidated Financial Statements	16
Report of Independent Registered
Public Accounting Firm	24
Tax Information	25
Annual Meeting of Shareholders	26
Dividend Reinvestment and Cash Purchase Plan	27
Board Members and Officers	29
Shareholder Information	34

franklintempleton.com

Not part of the annual report 1

Annual Report

Templeton Dragon Fund, Inc.

Dear Shareholder:

This annual report for Templeton Dragon Fund covers the fiscal year ended December 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of “China companies.”

Performance Overview

The Fund had cumulative total returns of -8.63% in market price terms and -6.36% in net asset value terms for the 12 months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

China’s gross domestic product (GDP) grew an estimated 6.9% in 2015, after expanding 7.3% in 2014.1 Strength in services and consumption was offset by weakness in fixed-asset investment, imports and exports, and manufacturing. Domestic demand continued to account for a greater portion of GDP, as per-capita income rose, supported by the government’s market-friendly policies for sustainable growth. The People’s Bank of China (PBOC) cut its benchmark interest rate and reduced the banks’ cash reserve requirement several times. Toward period-end, the PBOC lowered short-term borrowing costs for smaller banks as part of its efforts to establish an interest rate corridor intended to help banks access funds in times of a liquidity crunch and to avoid heightened volatility in money market rates.

The Chinese government’s market-friendly policies, stimulus measures and commitment to stable growth supported Chinese equity markets during 2015’s first half, particularly the domestic A-share market, as measured by the MSCI China A Index.2 Also supporting A shares was the Shanghai-Hong Kong Stock Connect program, which opened part of China’s domestic A-share market to Hong Kong and overseas investors. After peaking in June, the domestic market began to correct, resulting initially from tight liquidity conditions and uncertainties about the PBOC’s monetary policy. Despite the PBOC’s additional monetary easing efforts and the government’s measures to prevent a market collapse, the domestic market continued to decline and weighed further on Hong Kong Stock Exchange-listed China H, Red Chip and P Chip shares.2 In August, the PBOC’s effective devaluation of the yuan to support export growth led to investor anxiety about China’s economy and the possibility of a regional currency war, further pressuring stocks in Greater China and globally.

Investor concerns about moderating economic growth in China and other countries, the future course of U.S. monetary policy, geopolitical tensions in certain regions and the depreciation of many currencies against the U.S. dollar also contributed to stock market volatility. Price declines of many commodities, particularly crude oil, weighed further on investor sentiment. However, accommodative monetary policies of many major central banks provided investors with some optimism. China’s additional monetary and fiscal stimulus measures to support

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
2. China equity markets consist of A, B, China H, Red Chip and P Chip shares. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and
Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations. “B” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in foreign currencies (U.S. dollar for Shanghai and Hong Kong dollar for Shenzhen) and are open to for-
eign investors. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of
Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong
Kong Stock Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page 9.

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TEMPLETON D RAGON FUND, INC.

economic growth aided Chinese and other emerging market stocks in October, but weak commodity prices and terrorist attacks in Beirut and Paris hindered stocks toward period-end. Markets recovered somewhat after the U.S. Federal Reserve increased its federal funds target rate in December, alleviating some uncertainty about the direction of U.S. monetary policy.

Greater China stocks, as measured by the MSCI Golden Dragon Index, had a -7.12% total return for the 12 months ended December 31, 2015.3 The MSCI Hong Kong Index had a -0.54% total return, compared with -7.62% for the MSCI China Index and -10.97% for the MSCI Taiwan Index.3

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental, company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

Manager’s Discussion

During the year under review, the Fund’s investments in the Greater China region consisted of holdings in China, Hong Kong and Taiwan. The Fund’s largest weighting was in China, where we invested through B shares and Hong Kong Stock Exchange-listed China H, Red Chip and P Chip shares, as well as single-listed American Depositary Receipts (ADRs of companies whose underlying shares are not listed in home markets).4 Additionally, we invested in China’s domestic A-share market through an offshore fund managed by our team, as we sought to gain exposure to certain industries, including traditional medicine and software, that may not be well represented in the Hong Kong and ADR

Top 10 Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	7.9%
Semiconductors & Semiconductor Equipment, Taiwan
Dairy Farm International Holdings Ltd.	7.4%
Food & Staples Retailing, Hong Kong
Sinopec (China Petroleum and Chemical) Corp., H	5.3%
Oil, Gas & Consumable Fuels, China
Tencent Holdings Ltd.	5.0%
Internet Software & Services, China
China Construction Bank Corp., A & H	3.9%
Banks, China
Anta Sports Products Ltd.	3.2%
Textiles, Apparel & Luxury Goods, China
Dongfeng Motor Group Co. Ltd., H	3.1%
Automobiles, China
China Mobile Ltd.	3.1%
Wireless Telecommunication Services, China
CKI (Cheung Kong Infrastructure) Holdings Ltd.	2.9%
Electric Utilities, Hong Kong
Jiangling Motors Corp. Ltd., B	2.4%
Automobiles, China

markets. Consistent with our long-term investment strategy, we viewed China’s stock market correction in the context of a long-term uptrend. We continued to monitor China’s economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Key contributors to the Fund’s absolute performance during the reporting period included Anta Sports Products, CKI (Cheung Kong Infrastructure) Holdings and Tencent Holdings.

Anta Sports Products is a manufacturer, trader and distributor of sportswear and accessories under the ANTA brand name in China and internationally. It also produces FILA branded products under license for the Chinese market. Its share price generally trended higher throughout the reporting year as the company generated strong first-half 2015 earnings. Overall e-commerce sales and FILA branded footwear sales were notably resilient in 2015’s first half. Additionally, company management provided an upbeat earnings guidance for the rest of 2015. Further supporting Anta’s shares were indications that the company was gaining market share in the Chinese sportswear market.

3. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
4. A single-listed ADR is a negotiable U.S. security issued by a U.S. bank, referred to as a “depositary bank,” that typically represents a non-U.S. company’s equity, is publicly available to U.S. investors on a national stock exchange (NYSE or NASDAQ) or on the over-the-counter market, and has underlying shares that are not publicly traded in the issuer’s home market.

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TEMPLETON D RAGON FUND, INC.

CKI has globally diversified investments in infrastructure-related energy, transportation and water businesses. Investors viewed positively CKI’s first-half 2015 corporate results and dividend increase, supporting share price performance. CKI’s proposal to merge with its subsidiary, Power Assets Holdings, further supported CKI’s share price. Power Assets, a global investor in power and utility-related businesses, has joint investments with CKI. The proposed merger’s failure in November had little impact on CKI’s share price as investors remained hopeful of possible new acquisitions.

Tencent is one of the world’s largest and most widely used Internet service portals. Founded in 1998 to provide instant messenger services, the company rapidly grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Tencent reported solid earnings in 2015, supported by strong mobile gaming and advertising revenues. Furthermore, China’s Internet sector has been growing rapidly and could benefit further from the government’s “Internet Plus” strategy, which is designed to integrate the Internet with traditional businesses to support the country’s economic growth.

In contrast, key detractors from the Fund’s absolute performance included Dairy Farm International Holdings, PetroChina and Sinopec (China Petroleum and Chemical).

Dairy Farm is a Hong Kong-based regional supermarket, drugstore and convenience store operator with presence across Greater China and Southeast Asia. Its shares had subdued performance during the reporting period. Despite market share growth in most areas, first-half 2015 corporate earnings declined due to food price deflation as well as higher labor and rental costs. Asian currencies’ weakness against the U.S. dollar and Malaysia’s implementation of a goods and services tax also impacted profits. In its third-quarter 2015 interim statement, company management expressed its expectations of difficult economic conditions, further dampening investor sentiment.

In addition to generally weak sentiment in the Chinese market, plunging crude oil prices and investor concerns that China’s slowing economy could impact oil demand hurt the share prices of leading energy companies PetroChina and Sinopec. Both companies reported sharply lower third-quarter earnings, primarily due to foreign exchange losses and significant oil price declines, which resulted in losses across most business segments, including refining and exploration and production. Worries about possible cuts to regulated gas prices also weighed on both companies’ stocks.

In the past 12 months, we increased the Fund’s positions largely in the information technology and consumer discretionary sectors due to fundamentals and growth prospects we considered attractive.5 Key purchases included a new position in Baidu, China’s leading Internet search engine, and additional investments in the aforementioned Tencent and in Uni-President China Holdings, one of China’s leading beverage and instant noodle manufacturers.

Conversely, we reduced the Fund’s holdings largely in the financials, energy and consumer staples sectors to raise funds for dividend payments and as we sought to better position the Fund in companies we considered to be more attractively valued within the Greater China region.6 Key sales included elimination of the Fund’s holding in Bank of China and trimming positions in the aforementioned Dairy Farm International and in CNOOC, a Chinese oil and gas company. We also reduced the Fund’s investments in China’s domestic A-share market, which were held through the offshore China fund managed by our team.

5. The information technology sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services;
semiconductors and semiconductor equipment; and software in the Consolidated SOI. The consumer discretionary sector comprises auto components; automobiles; distrib-
utors; hotels, restaurants and leisure; household durables; Internet and catalog retail; leisure products; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the Consolidated SOI.
6. The financials sector comprises banks, capital markets, insurance, and real estate management and development in the Consolidated SOI. The energy sector comprises oil, gas and consumable fuels in the Consolidated SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the Consolidated SOI.
See www.franklintempletondatasources.com for additional data provider information.

4 Annual Report

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TEMPLETON D RAGON FUND, INC.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representa-
tion or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON D RAGON FUND, INC.

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of
Fund shares.

Share Prices
Symbol: TDF			12/31/15		12/31/14		Change
Net Asset Value (NAV)			$20.51		$26.35	-$	5.84
Market Price (NYSE)			$17.81		$24.04	-$	6.23

Distributions[1] (1/1/15–12/31/15)
	Dividend				Long-Term
			Income		Capital Gain		Total
			$0.4893		$3.5164		$4.0057

Performance[2]
	Cumulative Total Return[3]				Average Annual Total Return[3]
	Based on		Based on		Based on		Based on
	NAV[4] market price[5]				NAV[4]		market price[5]
1-Year	-6.36%		-8.63%		-6.36%		-8.63%
5-Year	+4.39%	+	3.92%	+	0.86%	+	0.77%
10-Year	+125.58%	+	141.56%	+	8.48%	+	9.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those asso-
ciated with their relatively small size and lesser liquidity. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China.
Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the
Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in “China companies,” the
Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
4. Assumes reinvestment of distributions based on net asset value.
5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

6 Annual Report

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TEMPLETON D RAGON FUND, INC.

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board has approved a modification to its existing open-market share repurchase program to authorize the Fund to repurchase an additional 10% of its outstanding shares in open-market transactions, at the discretion of management.

The Board’s action provides greater flexibility by enabling the Fund to continue to engage in open-market repurchases under a continuing authorization for up to an additional 10% of its outstanding shares, above and in addition to the initial 10% previously authorized, at the discretion of Fund management. The timing and amount of repurchases would continue to be at the discretion of the investment manager, taking into account various factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s new 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the additional 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Consolidated Financial Statements section, please see note 2 (Capital Stock) for additional information regarding shares repurchased.

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TEMPLETON D RAGON FUND, INC.

Consolidated Financial Highlights
		Year Ended December 31,
	2015 [a]	2014 [a]	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.35	$28.46	$31.19	$27.85	$33.22
Income from investment operations:
Net investment income[b]	0.30	0.49	0.53	0.55	0.49
Net realized and unrealized gains (losses)	(2.16)	1.63	(1.73)	4.25	(3.62)
Total from investment operations	(1.86)	2.12	(1.20)	4.80	(3.13)
Less distributions from:
Net investment income	(0.49)	(0.02)	(0.80)	(0.73)	(0.38)
Net realized gains	(3.52)	(4.29)	(0.87)	(0.75)	(1.86)
Total distributions	(4.01)	(4.31)	(1.67)	(1.48)	(2.24)
Repurchase of shares	0.03	0.08	0.14	0.02	—
Net asset value, end of year	$20.51	$26.35	$28.46	$31.19	$27.85
Market value, end of year[c]	$17.81	$24.04	$25.88	$28.44	$25.45

Total return (based on market value per share)	-8.63%	9.74%	(3.07)%	18.07%	(9.44)%

Ratios to average net assets
Expenses	1.36%[d]	1.35%[d]	1.31%	1.31%	1.37%
Net investment income	1.15%	1.75%	1.74%	1.85%	1.57%

Supplemental data
Net assets, end of year (000’s)	$713,772	$925,020	$1,027,479	$1,174,229	$1,054,602
Portfolio turnover rate	71.98%[e]	21.58%[e]	4.59%	2.50%	2.07%

aBased on the Consolidated Financial Highlights.
bBased on average daily shares outstanding.
cBased on the last sale on the New York Stock Exchange.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eExcludes the value of portfolio securities associated with intercompany transactions.

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TEMPLETON D RAGON FUND, INC.

Consolidated Statement of Investments, December 31, 2015
	Country	Shares	Value
Common Stocks 99.2%
Aerospace & Defense 0.9%
[a]AVIC Helicopter Co. Ltd., A	China	785,739	$6,379,180
Auto Components 0.6%
[a]Fuyao Glass Industry Group Co. Ltd., A	China	1,963,200	4,616,520
Automobiles 7.3%
Brilliance China Automotive Holdings Ltd	China	1,260,000	1,583,505
Chongqing Changan Automobile Co. Ltd., B	China	5,087,228	11,224,505
Dongfeng Motor Group Co. Ltd., H	China	16,656,000	22,350,844
Jiangling Motors Corp. Ltd., B	China	4,937,808	17,195,982
			52,354,836
Banks 8.6%
BOC Hong Kong (Holdings) Ltd	Hong Kong	2,474,100	7,549,850
[a]China Construction Bank Corp., A	China	8,493,720	7,560,263
China Construction Bank Corp., H	China	29,398,272	20,142,168
[a]China Merchants Bank Co. Ltd., A	China	1,386,789	3,841,959
[a]Industrial & Commercial Bank of China Ltd., A	China	5,425,618	3,826,712
Industrial and Commercial Bank of China Ltd., H	China	17,811,155	10,755,431
[a]Ping An Bank Co. Ltd., A	China	4,139,996	7,644,168
			61,320,551
Beverages 1.6%
[a]Kweichow Moutai Co. Ltd., A	China	306,319	10,284,458
Yantai Changyu Pioneer Wine Co. Ltd., B	China	387,494	1,404,451
			11,688,909
Capital Markets 2.8%
[a]Changjiang Securities Co. Ltd., A	China	8,578,800	16,408,137
[a]CITIC Securities Co. Ltd., A	China	238,928	712,333
[a,b]Huatai Securities Co. Ltd., A	China	899,600	2,731,917
			19,852,387
Chemicals 0.3%
Green Seal Holding Ltd	China	537,100	1,941,758
Communications Equipment 0.6%
[a,c]Guangzhou Haige Communication Group Inc. Co., A	China	1,558,700	4,006,176
Construction & Engineering 1.2%
[a]China Railway Construction Corp. Ltd., A	China	557,300	1,157,743
[a]China State Construction Engineering Corp. Ltd., A	China	211,099	206,104
[a]Shenzhen Tagen Group Co. Ltd., A	China	2,756,300	7,224,323
			8,588,170
Construction Materials 0.3%
Asia Cement China Holdings Corp	China	9,652,629	2,266,767
Containers & Packaging 0.3%
[a]ORG Packaging Co. Ltd., A	China	306,100	1,332,130
[a]Shantou Dongfeng Printing Co. Ltd., A	China	318,600	812,489
			2,144,619
Distributors 1.3%
Dah Chong Hong Holdings Ltd	China	18,567,520	9,343,474
Diversified Telecommunication Services 1.1%
[a]Chengdu Dr. Peng Telecom & Media Group Co. Ltd., A	China	1,636,200	5,946,474
China Telecom Corp. Ltd., H	China	2,948,000	1,384,582

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TEMPLETON D RAGON FUND,	INC.
CONSOLIDATED STATEMENT	O F INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
China Unicom (Hong Kong) Ltd	China	170,752	$208,424
			7,539,480
Electric Utilities 2.9%
Cheung Kong Infrastructure Holdings Ltd	Hong Kong	2,207,000	20,417,914
Electrical Equipment 1.7%
[a]Jiangsu Linyang Energy Co. Ltd., A	China	670,830	3,832,635
[a]Luxshare Precision Industry Co. Ltd., A	China	1,713,823	8,432,337
			12,264,972
Electronic Equipment, Instruments & Components 1.7%
[a]China Aviation Optical-Electrical Technology Co. Ltd., A	China	1,273,867	7,446,658
[a]Shenzhen Everwin Precision Technology Co. Ltd., A	China	957,800	4,951,506
			12,398,164
Food & Staples Retailing 7.8%
[d]Beijing Jingkelong Co. Ltd., H	China	11,416,429	2,857,735
Dairy Farm International Holdings Ltd	Hong Kong	8,647,478	52,576,666
			55,434,401
Food Products 2.6%
Uni-President China Holdings Ltd	China	21,425,000	16,476,197
Uni-President Enterprises Corp	Taiwan	1,386,831	2,313,070
			18,789,267
Gas Utilities 0.7%
ENN Energy Holdings Ltd	China	904,700	4,803,572
Hotels, Restaurants & Leisure 1.7%
[a]China International Travel Service Corp. Ltd., A	China	243,500	2,227,391
[a]Shenzhen Overseas Chinese Town Holdings Co., A	China	2,160,934	2,928,433
[a]Songcheng Performance Development Co. Ltd., A	China	1,653,213	7,204,874
			12,360,698
Household Durables 1.2%
[a]Gree Electric Appliances Inc., A	China	473,776	1,630,654
[a]Hang Zhou Great Star Industrial Co. Ltd., A	China	607,287	1,935,867
[a,c]Qingdao Haier Co. Ltd., A	China	3,216,416	5,218,096
			8,784,617
Independent Power & Renewable Electricity Producers 0.0%†
[a]Sichuan Chuantou Energy Co. Ltd., A	China	102,400	169,519
Industrial Conglomerates 1.8%
CK Hutchison Holdings Ltd	Hong Kong	366,000	4,930,279
Hopewell Holdings Ltd	Hong Kong	2,196,000	7,905,447
Shanghai Industrial Holdings Ltd	China	84,000	221,105
			13,056,831
Insurance 2.7%
AIA Group Ltd	Hong Kong	1,703,580	10,243,264
[a]Ping An Insurance (Group) Co. of China Ltd., A	China	1,654,350	9,130,751
			19,374,015
Internet & Catalog Retail 0.3%
[b]JD.com Inc., ADR	China	62,655	2,021,564

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CONSOLIDATED STATEMENT O F INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Internet Software & Services 7.2%
[b]Alibaba Group Holding Ltd., ADR	China	89,870	$7,303,735
[b]Baidu Inc., ADR	China	45,000	8,506,800
Tencent Holdings Ltd	China	1,805,900	35,581,367
			51,391,902
IT Services 2.0%
[a,b,c]DHC Software Co. Ltd., A	China	217,200	839,881
TravelSky Technology Ltd., H	China	8,100,559	13,378,729
			14,218,610
Leisure Products 0.2%
Merida Industry Co. Ltd	Taiwan	201,000	1,080,842
Machinery 2.4%
[a]Han’s Laser Technology Co. Ltd., A	China	711,200	2,835,534
[a]Zhengzhou Yutong Bus Co. Ltd., A	China	4,066,873	14,085,141
			16,920,675
Marine 1.1%
China Shipping Development Co. Ltd., H	China	9,492,000	6,307,465
Sinotrans Shipping Ltd	China	8,245,500	1,627,790
			7,935,255
Media 1.9%
[a]Beijing Enlight Media Co. Ltd., A	China	639,800	2,984,384
[a]China South Publishing & Media Group Co. Ltd., A	China	2,314,227	8,503,300
Poly Culture Group Corp. Ltd., H	China	865,300	2,366,968
			13,854,652
Multiline Retail 0.0%†
[a]Wuhan Department Store Group Co. Ltd., A	China	34,300	113,037
Oil, Gas & Consumable Fuels 8.7%
China Petroleum and Chemical Corp., H	China	62,467,000	37,640,676
CNOOC Ltd	China	12,778,400	13,305,767
PetroChina Co. Ltd., H	China	16,985,500	11,155,422
			62,101,865
Paper & Forest Products 2.1%
Nine Dragons Paper Holdings Ltd	China	25,496,901	15,100,453
Pharmaceuticals 3.3%
[a]Jiangsu Hengrui Medicine Co. Ltd., A	China	2,070,917	15,629,983
[a]Jiangzhong Pharmaceutical Co. Ltd., A	China	922,365	5,014,050
Tong Ren Tang Technologies Co. Ltd., H	China	1,904,300	3,110,706
			23,754,739
Real Estate Management & Development 0.4%
Cheung Kong Property Holdings Ltd	Hong Kong	427,000	2,796,107
Semiconductors & Semiconductor Equipment 7.9%
Taiwan Semiconductor Manufacturing Co. Ltd	Taiwan	13,016,136	56,547,194
Software 0.7%
[a,c]Aisino Co. Ltd., A	China	515,505	4,953,007
Specialty Retail 0.1%
Luk Fook Holdings (International) Ltd	Hong Kong	234,000	496,372

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Annual Report

TEMPLETON D RAGON FUND, INC.
CONSOLIDATED STATEMENT O F INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 3.2%
Anta Sports Products Ltd	China	8,215,600	$22,579,212
Transportation Infrastructure 2.9%
COSCO Pacific Ltd	China	7,620,274	8,396,888
[a]Shanghai International Airport Co. Ltd., A	China	2,649,100	12,054,993
			20,451,881
Wireless Telecommunication Services 3.1%
China Mobile Ltd	China	1,930,000	21,789,901
Total Common Stocks (Cost $428,003,845)			708,004,065
Short Term Investments (Cost $2,133,867) 0.3%
Money Market Funds 0.3%
[b,e]Institutional Fiduciary Trust Money Market Portfolio	United States	2,133,867	2,133,867
Total Investments (Cost $430,137,712) 99.5%			710,137,932
Other Assets, less Liabilities 0.5%			3,633,942
Net Assets 100.0%			$713,771,874

See Abbreviations on page 23.
†Rounds to less than 0.1% of net assets.
aThe security is owned by Templeton China Opportunities Fund, Ltd., a wholly-owned subsidiary of the Fund. See Note 1(d).
bNon-income producing.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the aggregate value of these securities was $15,017,160, representing 2.10% of net assets.
dSee Note 8 regarding holdings of 5% voting securities.
eSee Note 3(c) regarding investments in affiliated management investment companies.

12 Annual Report franklintempleton.com

	TEMPLETON DRAGON FUND, INC	.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers		$423,815,081
Cost - Non-controlled affiliates (Note 3c and 8)		6,322,631
Total cost of investments		$430,137,712
Value - Unaffiliated issuers		$705,146,330
Value - Non-controlled affiliates (Note 3c and 8)		4,991,602
Total value of investments		710,137,932
Cash		180,104
Foreign currency, at value (cost $4,792,370)		4,791,354
Receivables:
Investment securities sold		162,160
Dividends		200,680
Total assets		715,472,230
Liabilities:
Payables:
Investment securities purchased		323,232
Capital shares redeemed		287,694
Management fees		776,500
Professional fees		179,295
Accrued expenses and other liabilities		133,635
Total liabilities		1,700,356
Net assets, at value		$713,771,874
Net assets consist of:
Paid-in capital		$380,177,764
Undistributed net investment income		4,646,360
Net unrealized appreciation (depreciation)		291,196,423
Accumulated net realized gain (loss)		37,751,327
Net assets, at value		$713,771,874
Shares outstanding		34,802,916
Net asset value per share		$20.51

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 13

TEMPLETON D RAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends: (net of foreign taxes of $2,102,978)
Unaffiliated issuers	$22,763,979
Non-controlled affiliates (Note 8)	178,422
Interest (net of foreign taxes of $6,428)	57,852
Income from securities loaned	1,547
Total investment income	23,001,800
Expenses:
Management fees (Note 3a)	11,466,492
Transfer agent fees	95,248
Custodian fees (Note 4)	482,819
Reports to shareholders	46,656
Registration and filing fees	36,974
Professional fees	197,020
Directors’ fees and expenses	92,515
Other	74,015
Total expenses	12,491,739
Expenses waived/paid by affiliates (Note 3c)	(7,359)
Net expenses	12,484,380
Net investment income	10,517,420
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	110,032,038
Non-controlled affiliates (Note 8)	(402,295)
Foreign currency transactions	(580,249)
Net realized gain (loss)	109,049,494
Net change in unrealized appreciation (depreciation) on:
Investments	(184,273,557)
Translation of other assets and liabilities denominated in foreign currencies	61,360
Net change in unrealized appreciation (depreciation)	(184,212,197)
Net realized and unrealized gain (loss)	(75,162,703)
Net increase (decrease) in net assets resulting from operations	$(64,645,283)

14 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON D RAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets
	Year Ended December 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$10,517,420	$17,522,799
Net realized gain (loss)	109,049,494	188,174,849
Net change in unrealized appreciation (depreciation)	(184,212,197)	(131,985,005)
Net increase (decrease) in net assets resulting from operations	(64,645,283)	73,712,643
Distributions to shareholders from:
Net investment income	(17,070,212)	(837,215)
Net realized gains	(122,570,932)	(150,654,489)
Total distributions to shareholders	(139,641,144)	(151,491,704)
Capital share transactions from - repurchase of shares (Note 2)	(6,962,075)	(24,679,223)
Net increase (decrease) in net assets	(211,248,502)	(102,458,284)
Net assets:
Beginning of year	925,020,376	1,027,478,660
End of year	$713,771,874	$925,020,376
Undistributed net investment income included in net assets:
End of year	$4,646,360	$16,892,475

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 15

TEMPLETON D RAGON FUND, INC.

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the

16 Annual Report

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TEMPLETON D RAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

d. Investment in Templeton China Opportunities Fund, Ltd. (China Fund)

The Fund invests in certain China A shares through its investment in the China Fund. The China Fund is a Cayman Islands exempt company, is a wholly-owned subsidiary of the Fund, and is able to invest directly in China A shares consistent with the investment objective of the Fund. At December 31, 2015, the China Fund’s investments as well as any other assets and liabilities of the China Fund are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. At December 31, 2015, the China Fund’s investments as well as any other assets and liabilities were $211,645,753, representing 29.65% of the Fund’s consolidated net assets.

The China Fund invests in certain A-shares available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). QFIIs are granted a maximum investment quota by China’s State Administration of Foreign Exchange (SAFE) for investing in the Chinese securities market (QFII Quota). The China Fund gains access to the A-shares market through Templeton Investment Counsel, LLC (TIC), which serves as the registered QFII for the China Fund and one other participating Franklin Templeton Investments sponsored investment company. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The China Fund is subject to certain

franklintempleton.com Annual Report 17

TEMPLETON D RAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Investment in Templeton China Opportunities Fund, Ltd. (China Fund) (continued)

restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

g. Accounting Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

18 Annual Report

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TEMPLETON D RAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Capital Stock

At December 31, 2015, there were 100 million shares authorized ($0.01 par value). During the years ended December 31, 2015 and December 31, 2014 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 8,336,411 shares. Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2015		2014
	Shares	Amount	Shares	Amount
Shares repurchased	303,382	$6,962,075	994,365	$24,679,223
Weighted average discount of market price to net asset value of shares
repurchased		14.52%		11.08%

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees
The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

The investment manager of China Fund, TIC, agrees to waive the management fee for its services. There is a sub-advisory agreement between TAML and TIC. TAML provides sub-advisory investment management services to the China Fund. The subadvisory fee is paid by TIC and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.

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TEMPLETON D RAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Non-Controlled
Affiliates
Institutional
Fiduciary Trust
Money Market
Portfolio	2,790,763	176,492,270	(177,149,166)	2,133,867	$2,133,867	$ —	$ —	0.01%

d. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2015, the purchase and sale transactions aggregated $1,193,703 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes
The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014, was as follows:
	2015	2014
Distributions paid from:
Ordinary income	$17,070,212	$2,031,328
Long term capital gain	122,570,932	149,460,376
	$139,641,144	$151,491,704

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:
Cost of investments	$441,190,941
Unrealized appreciation	$376,342,621
Unrealized depreciation	(107,395,630)
Net unrealized appreciation (depreciation)	$268,946,991
Undistributed ordinary income	$9,936,495
Undistributed long term capital gains	43,514,423
Distributable earnings	$53,450,918

20 Annual Report franklintempleton.com

TEMPLETON D RAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The China Fund is a disregarded entity for U.S. federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of the wholly-owned subsidiary and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $640,796,719 and $766,889,200, respectively. Purchases and sales of investments excludes intercompany transactions of $0 and $56,530,612, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investing in China A-shares may include certain risks and considerations not typically associated with investing in U.S. securities. In general, A-shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a QFII license. The Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Beijing Jingkelong Co.
Ltd., H (Value is 0.40%
of Net Assets)	12,289,429	—	(873,000)	11,416,429	$2,857,735	$178,422	$(402,295)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

franklintempleton.com Annual Report 21

TEMPLETON D RAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Communications Equipment	$—	$4,006,176	$—	$4,006,176
Household Durables	3,566,521	—	5,218,096	8,784,617
IT Services	13,378,729	839,881	—	14,218,610
Software	—	—	4,953,007	4,953,007
All Other Equity Investments[b]	676,041,655	—	—	676,041,655
Short Term Investments	2,133,867	—	—	2,133,867
Total Investments in Securities	$695,120,772	$4,846,057	$10,171,103	$710,137,932

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Consolidated Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2015, the reconciliation of assets, is as follows:

											Net Change in
											Unrealized
											Appreciation
	Balance at			Transfers Transfers				Net Unrealized			(Depreciation)
	Beginning Purchases			Into	Out of	Cost Basis Net Realized		Appreciation	Balance at		on Assets Held
	of Year		(Sales)	Level 3[a]	Level 3	Adjustments	Gain (Loss)	(Depreciation)	End of Year		at Year End

Assets
Investments in Securities:
Equity Investments:
Household Durables	$—	$	— $5,043,369		$—	$—	$—	$174,727		$ 5,218,096	$174,727
Software	—		—	4,821,753	—	—	—	131,254	4,953,007		131,254
Total Investments in
Securities	$—	$	— $9,865,122		$—	$—	$—	$305,981		$10,171,103	$305,981

[a]The investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2015, are as follows:

					Impact to Fair
	Fair Value at			Amount/	Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Range	Increases[a]

Assets:
Investments in Securities
Equity Investments:
Household Durables	$5,218,096	Market Approach	Last Traded Price	9.94	Increase
			Market Index Adjustment	4.29%	Increase
			Beta Adjustment	1.39	Increase/Decrease[b]
Software	4,953,007	Market Approach	Last Traded Price	55.91	Increase
			Market Index Adjustment	11.11%	Increase
			Beta Adjustment	1.05	Increase/Decrease[b,c]
Total	$10,171,103

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bGenerally, there are direct relationships between the Beta Adjustment and the Market Index Adjustment.
c Represents a significant impact to fair value but not net assets.

22 Annual Report franklintempleton.com

TEMPLETON D RAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

franklintempleton.com Annual Report 23

TEMPLETON D RAGON FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. and its subsidiary (collectively, the “Fund”) at December 31, 2015, the results of their operations for the year then ended, the changes in their consolidated net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 18, 2016

24 Annual Report

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TEMPLETON D RAGON FUND, INC.

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $122,570,932 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,557,774 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on September 11, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Source
Per Share	Income Per Share	Qualified Dividend
$0.0772	$0.5838	$0.1037

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Annual Report

TEMPLETON D RAGON FUND, INC.

Annual Meeting of Shareholders, May 28, 2015 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 28, 2015. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2015. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Ann Torre Bates, David W. Niemiec, Frank A. Olson and Robert E. Wade.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2015. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

					% Votes	% Votes
		% Votes For	% Votes For		Withheld	Withheld
		(Based on Total	(Based on Total	Votes	(Based on Total	(Based on Total
Term Expiring 2018	Votes For	Proxy Shares)	Shares Voted)	Withheld	Proxy Shares)	Shares Voted)
Ann Torre Bates	21,472,695	61.16%	67.91%	9,981,331	28.43%	31.57%
David W. Niemiec	21,484,568	61.20%	67.95%	9,969,457	28.40%	31.53%
Frank A. Olson	21,436,931	61.06%	67.80%	10,017,094	28.53%	31.68%
Robert E. Wade	21,575,613	61.46%	68.24%	9,878,412	28.14%	31.24%

There were approximately 164,414 broker non-votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2015:

		% Votes	% Votes
	Shares	(Based on Total	(Based on Total
	Voted	Proxy Shares)	Shares Voted)
Votes For	31,191,921	88.85%	98.65%
Votes Against	192,194	0.55%	0.61%
Votes Abstain	234,323	0.67%	0.74%

*Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig,
Larry D. Thompson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

26 Annual Report

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TEMPLETON D RAGON FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e. in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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Annual Report

TEMPLETON D RAGON FUND, INC.

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

(800) 416-5585
www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol “TDF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s website at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON D RAGON FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves a three-year term that continues until that per-
son’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Director	Since 1994	147	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Director	Since 2008	41	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Director	Since 1998	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Director since	147	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Director	Independent		Canadian National Railway (railroad)
		Director since		(2001-present), White Mountains
		2007		Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com Annual Report 29

TEMPLETON D RAGON FUND, INC.

Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)		Director	Since 2009	147	Boeing Capital Corporation
300 S.E. 2nd Street					(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)
(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)		Director	Since 2005	41	Emeritus Corporation (assisted
300 S.E. 2nd Street					living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923					Pharmaceuticals, Inc. (pharma-
					ceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)		Director	Since 2003	147	Hess Corporation (exploration and
300 S.E. 2nd Street					refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)		Director	Since 2005	147	The Southern Company (energy
300 S.E. 2nd Street					company) (2014-present; previously
Fort Lauderdale, FL 33301-1923					2010-2012), Graham Holdings
					Company (education and media
					organization) (2011-present) and
					Cbeyond, Inc. (business
					communications provider)
					(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos		Director	Since 1998	24	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)		Director	Since 2006	41	El Oro Ltd (investments)
300 S.E. 2nd Street					(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON D RAGON FUND, INC.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Director	Since 2006	164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of	147	None
One Franklin Parkway	the Board,	the Board and
San Mateo, CA 94403-1906	Director	Director since
	and Vice	2013, and Vice
	President	President since
1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

franklintempleton.com Annual Report 31

TEMPLETON D RAGON FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)		Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway		President –
St. Petersburg, FL 33716-1205		AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)		President	President since	Not Applicable	Not Applicable
17th Floor, The Chater House		and Chief	1994 and Chief
8 Connaught Road Central		Executive	Executive
Hong Kong		Officer –	Officer –
		Investment	Investment
		Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)		Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street		President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Mark H. Otani (1968)		Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Chief
San Mateo, CA 94403-1906		Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)		Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street		Compliance
Fort Lauderdale, FL 33301-1923		Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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TEMPLETON D RAGON FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Vice	2013 and Vice
Fort Lauderdale, FL 33301-1923	President	President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the
Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US
Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc.
from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from
1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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TEMPLETON D RAGON FUND, INC.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Fund files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

34 Annual Report

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TEMPLETON D RAGON FUND, INC.

Terms and Conditions of Dividend Reinvestment and Cash Purchase Plan

1. Each holder of shares (a “Shareholder”) in Templeton Dragon Fund, Inc. (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) (other than Shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company LLC (“AST”) will act as Plan Administrator and will open an account for each participating Shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or common stock of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution).

If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Temple-ton Dragon Fund, Inc. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities law. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

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TEMPLETON D RAGON FUND, INC.

Terms and Conditions of Dividend Reinvestment and Cash Purchase Plan (continued)

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will also be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and

36 Not part of the annual report

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TEMPLETON D RAGON FUND, INC.

distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560,

or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Annual Report
Templeton Dragon Fund, Inc.

Investment Manager
Templeton Asset Management Ltd.

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved. TLTDF A 02/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $51,017 for the fiscal year ended December 31, 2015 and $44,254 for the fiscal year ended December 31, 2014.

(b)     Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $6,683 for the fiscal year ended December 31, 2015 and $6,552 for the fiscal year ended December 31, 2014.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2015 and $10,000 for the fiscal year ended December 31, 2014.  The services for which these fees were paid include tax compliance.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)     All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2015 and $289 for the fiscal year ended December 31, 2014.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $10,053 for the fiscal year ended December 31, 2015 and $165,392 for the fiscal year ended December 31, 2014. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)     The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $16,736 for the fiscal year ended December 31, 2015 and $182,233 for the fiscal year ended December 31, 2014.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.     Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.  The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.  The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.  In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities.  From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of February 26, 2016, the portfolio managers of the Fund are as follows:

Mark Mobius, Ph.D., Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management.

Dr. Mobius has been a portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  Dr. Mobius joined Franklin Templeton Investments in 1987.

Eddie Chow, Investment Analyst of Templeton Asset Management Ltd.

Mr. Chow heads the team with primary responsibility for allocation of investments for the Fund.  He has been working on the Fund since 2000 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  Mr. Chow joined Franklin Templeton Investments in 1994.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2015.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Mark Mobius	10	3,213.9	43[2]	11,709.9	30[2]	6,184.7
Eddie Chow	1	337.7	1	601.3	3	292.9

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

2.  Dr. Mobius manages an other account with $268.6 million in assets with a performance fee, and a pooled investment vehicle with $133.0 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and equity which vest over a three-year period. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the mutual funds they advise. The bonus plan seeks to provide a competitive level of annual bonus compensation, commensurate with the portfolio manager’s consistently strong investment performance. In accordance with Franklin Templeton guidelines, the Chief Investment Officer and/or other officers of the investment manager who also bear responsibility for the account, have discretion in the granting of annual bonuses. The following factors are generally considered when determining bonuses:

  Stock selection. The quality and success of a portfolio manager’s purchase and sale recommendations are considered when granting bonus awards.
  Investment performance. Primary consideration is given to the performance of their portfolios relative to those portfolios with similar objectives and restrictions.
  Non-investment performance. The more qualitative contributions of a portfolio manager to the company’s business and the investment management team, such as superior client service, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of accounts managed by the portfolio manager are factored in the manager’s appraisal.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on productivity and quality of recommendations over time.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Vesting of such deferred equity-based compensation awards is subject to achievement of key corporate and investment management metrics, designed to retain key talent through attractive incentives, whilst maintaining line of sight to both corporate and Fund performance.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Mobius	None
Eddie Chow	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (7/1/15 - 7/31/2015)	62,500.000	23.48	62,500.000	35,013,336.00
Month #2 (8/1/15 - 8/31/2015)	63,830.000	22.27	63,830.000	34,950,836.00
Month #3 (9/1/15 - 9/30/2015)	17,290.000	18.07	17,290.000	34,887,006.00
Month #4 (10/1/15 - 10/31/2015)	13,080.000	19.73	13,080.000	34,869,716.00
Month #5 (11/1/15 - 11/30/15)	31,001.000	19.75	31,001.000	34,856,636.00
Month #6 (12/1/15 - 12/31/15)	22,719.000	17.84	22,719.000	34,825,635.00
Total	210,420.000	21.28	210,420.000	34,802,916.00

1.  The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2014, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 8,336,411 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a)   Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  February 26, 2016

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date  February 26, 2016